                                                                   EXHIBIT 10.12

                                SURETY AGREEMENT

            This Surety  Agreement  ("Agreement") is made and executed this 29th day of  October,  2003 by  Empire  Resorts,  Inc.  ("Surety")  in  favor  of The
Berkshire Bank ("Lender") having a place of business at 4 East 39th Street,  New
York, NY 10016.

            The undersigned Surety undertakes and agrees as follows:

            1.  OBLIGATIONS  GUARANTEED.  To induce  Lender to establish  and/or continue  financing  arrangements with and consider making or continuing certain loans  and  extending  or  continuing  to  extend  credit  from  time to time to
Monticello  Raceway  Management,  Inc.  ("Borrower"),  and for  other  good  and valuable  consideration,  the  Surety,  intending  to be legally  bound,  hereby absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity,  upon  acceleration,  or otherwise) of all of the  Obligations of Borrower of every kind or nature,  whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal,  interest,  fees, costs, expenses or otherwise (including
without   limitation  any  interest  and/or  expenses  accruing   following  the
commencement of any insolvency, receivership,  reorganization or bankruptcy case or  proceeding  relating to Borrower,  whether or not a claim for  post-petition interest  and/or  expenses  is allowed in such case or  proceeding).  The Surety shall  also pay or  reimburse  Lender  on demand  for all  costs  and  expenses, including without limitation  attorneys' fees, incurred by Lender at any time to enforce, protect, preserve, or defend Lender's rights hereunder and with respect to any property securing this Agreement. All payments hereunder shall be made in lawful  money of the United  States,  in  immediately  available  funds.  Unless otherwise  defined  herein,  all  capitalized  terms  shall have the  respective meanings given to such terms in that certain Loan and Security  Agreement  dated the date hereof  between  Borrower  and Lender (as it may  hereafter be amended, supplemented, restated or replaced from time to time, the "Loan Agreement").

            2.  REPRESENTATIONS  AND  WARRANTIES.   The  Surety  represents  and
warrants that:

                2.1. CORPORATE ORGANIZATION AND VALIDITY:

                     (a) Surety (i) is a corporation, duly organized and validly existing under the laws of the state of Delaware, (ii) has the appropriate power and  authority to operate its business and to own its Property and (iii) is duly qualified,  is validly  existing  and in good  standing and has lawful power and authority  to engage in the  business it conducts in each state where the nature and extent of its business requires  qualification,  except where the failure to so qualify does not and could not have a Material  Adverse Effect. A list of all states and other jurisdictions where Surety is qualified to do business is shown on Schedule "2.1" attached hereto and made part hereof.

                     (b) The making and  performance  of this  Agreement and the other Loan  Documents will not violate any law,  government  rule or regulation, court or  administrative  order or other such order, or the charter,  minutes or bylaw provisions of the Surety,  or violate or result in a default  (immediately or with the passage of time) under any  contract,  agreement  or  instrument  to

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which Surety is a party, or by which Surety is bound. Surety is not in violation of any term of any material agreement or instrument to which it is a party or by which it may be bound, or of its charter, minutes or bylaw provisions.

                     (c) Surety has all  requisite  power and authority to enter into and perform this  Agreement and to incur the  obligations  herein  provided for, and has taken all proper and necessary  action to authorize the  execution, delivery and performance of this Agreement.

                     (d) No  consent,  license  or  approval  of,  or  filing or registration with, any governmental authority is necessary for the execution and performance hereof by the Surety.

                     (e) This  Agreement  is valid and  binding  upon Surety and enforceable in accordance with its respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization,  moratorium and similar laws  affecting the  enforcement of creditors'  rights  generally and by general equitable principles.

                2.2. PLACES OF BUSINESS:  The only places of business of Surety, and the places where Surety keeps and intends to keep its  Property,  are at the addresses shown on Schedule "2.2" attached hereto and made part hereof.

                2.3. PENDING  LITIGATION:  There are no judgments or judicial or administrative  orders or  proceedings  pending,  or to the knowledge of Surety, threatened,  against  Surety in any court or before any  Governmental  Authority except as shown on Schedule "2.3" attached  hereto and made part hereof.  To the knowledge of Surety,  there is no investigation  (civil or criminal)  pending or threatened  against  Surety in any court or before any  Governmental  Authority.
Surety  is  not  in  default  with  respect  to any  order  of any  Governmental
Authority.  Surety and, to the knowledge of Surety, no current executive officer of Surety,  has not been indicted in connection with or convicted of engaging in any criminal  conduct,  or is currently  subject to any lawsuit or proceeding or under investigation in connection with any anti-racketeering or other conduct or activity which, in each case may result in the forfeiture of any Property to any
Governmental Authority.

                2.4. TITLE TO PROPERTIES:  Surety has good and marketable  title in fee simple (or its equivalent under applicable law) to all the other Property it  purports  to own,  free from  Liens  and free  from the  claims of any other
Person, except for Permitted Liens.

                2.5.  TAXES:  All tax returns  required to be filed by Surety in any  jurisdiction  have been filed, and all taxes,  assessments,  fees and other governmental  charges  upon  Surety,  or upon  any of its  Property,  income  or franchises,  which are shown to be due and  payable  on such  returns  have been paid, except for those taxes being contested in good faith with due diligence by appropriate  proceedings  for which  appropriate  reserves have been  maintained under GAAP and as to which no Lien has been entered.  Surety is not aware of any

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proposed  additional tax assessment or tax to be assessed  against or applicable to Surety.

                2.6. FINANCIAL STATEMENTS: The unaudited balance sheet of Surety
as  of  June  30,  2003,  and  the  related   statements  of  profit  and  loss,
stockholder's  equity  and cash  flow as of such  date  have  been  prepared  in accordance  with GAAP and present fairly in all material  respects the financial position of Surety as of such dates and the results of its  operations  for such periods (except for absence of footnotes and year end  adjustments).  The fiscal
year  for  Surety   currently  ends  on  December  31.   Surety's   federal  tax
identification  number and state  organizational  identification  number for UCC purposes are as shown on Schedule "2.6" attached hereto and made part hereof.

                2.7. FULL DISCLOSURE:  The financial  statements  referred to in
Section 2.6 of this  Agreement do not, nor does any other  written  statement of
Surety to Lender in connection  with the  negotiation  of the Loan,  contain any untrue  statement of a material  fact.  Such  statements  do not omit a material fact,  the  omission  of which  would  make  the  statements  contained  therein misleading.  There is no fact known to Surety  which has not been  disclosed  in writing to Lender which had or could  reasonably  be expected to have a Material
Adverse Effect.

                2.8.  SUBSIDIARIES:  Surety  does not have any  Subsidiaries  or
Affiliates,  except as shown on  Schedule  "2.8"  attached  hereto and made part hereof.

                2.9. INVESTMENTS, GUARANTEES, CONTRACTS, ETC.:

                     (a)  Surety  has not  entered  into any  leases for real or personal Property (whether as landlord or tenant or lessor or lessee), except as shown on Schedule "2.9(a)," attached. hereto and made part hereof.

                     (b) Surety is not party to any  contract or  agreement,  or subject to any charter or other corporate restriction, which has or could have a
Material Adverse Effect.

                2.10. GOVERNMENT REGULATIONS, ETC.:

                     (a) Surety has obtained all licenses,  permits,  franchises or other governmental authorizations necessary for the ownership of its Property and for the conduct of its business.

                     (b)  As of  the  date  hereof,  no  employee  benefit  plan
("Pension Plan"),  as defined in Section 3(2) of ERISA,  maintained by Surety or under which Surety could have any  liability  under ERISA (i) has failed to meet the minimum  funding  standards  established  in Section 302 of ERISA,  (ii) has failed to comply in a material respect with all applicable requirements of ERISA and  of  the  Internal  Revenue  Code,  including  all  applicable  rulings  and regulations  thereunder,  (iii) has engaged in or been  involved in a prohibited transaction  under Section 406 of ERISA or Section 4975 of the Internal  Revenue
Code which would  subject  Surety to any  material  liability,  or (iv) has been

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terminated if such termination  would subject Surety to any material  liability.
Surety has not assumed,  or received  notice of a claim asserted  against Surety for, withdrawal  liability (as defined in Section 4207 of ERISA) with respect to any multi  employer  pension  plan and is a member of any  Controlled  Group (as defined  in  ERISA).  Surety has  timely  made all  contributions  when due with respect to any multi employer pension plan in which it participates and no event has occurred  triggering a claim against  Surety for  withdrawal  liability with respect to any multi  employer  pension plan in which Surety  participates.  All
Employee  Benefit  Plans  and  multi  employer  pension  plans in  which  Surety participates  are shown on  Schedule  "2.10(b)"  attached  hereto  and made part hereof.

                     (c)  Surety is not in  violation  of or  receipt of written notice  that  it is in  violation  of  any  applicable  statute,  regulation  or ordinance  of the  United  States  of  America,  or of any  state,  city,  town, municipality,  county  or of  any  other  jurisdiction,  or of  any  agency,  or department  thereof,  (including,  without  limitation,  Environmental  Laws  or government procurement regulations),  a violation of which causes or could cause a Material Adverse Effect.

                     (d)  Surety  is  current  with all  reports  and  documents required to be filed with any state or federal securities  commission or similar agency and is in full  compliance in all material  respects with all  applicable rules and regulations of such commissions.

                2.11. BUSINESS INTERRUPTIONS:  Within two (2) years prior to the date hereof,  none of the  business,  Property or  operations of Surety has been materially and adversely affected in any way by any casualty,  strike,  lockout, combination of workers,  order of the United States of America,  or any state or local  government,  or any political  subdivision  or agency  thereof,  directed against Surety. There are no pending or, to Surety's knowledge, threatened labor disputes,  strikes,  lockouts or similar  occurrences  or  grievances  affecting
Surety.  Except as set forth on Schedule  2.11,  no labor  contract of Surety is scheduled to expire prior to the Maturity Date.

                2.12. NAMES AND INTELLECTUAL PROPERTY:

                     (a) Within five (5) years prior to the Closing Date, Surety has not conducted  business  under or used any other name (whether  corporate or assumed)  except for the names shown on Schedule  "2.12(a)"  attached hereto and made part hereof.  Surety is the sole owner of its names listed on such Schedule
"2.12(a)"  and any and all business  done and all invoices  issued in such trade names are  Surety's  sales,  business  and  invoices.  Each trade name of Surety represents a division or trading  style of Surety and not a separate  Subsidiary or Affiliate or independent entity.

                     (b) All  trademarks,  service marks,  patents or copyrights which  Surety  uses,  plans to use or has a right to use are  shown on  Schedule
"2.12(b)"  attached  hereto and made part hereof and Surety is the sole owner of such Property except to the extent any other Person has claims or rights in such
Property,  as such claims and rights are shown on Schedule "2.12(b)".  Surety is not in  violation  of any  rights  of any  other  Person  with  respect  to such
Property.

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                     (c) Except as shown on Schedule  "2.12(c)"  attached hereto and made part  hereof,  (i) Surety  does not require  any  copyrights,  patents, trademarks or other intellectual property, or any license(s) to use any patents, trademarks or other  intellectual  property in order to provide  services to its customers in the ordinary  course of business;  and (ii) Lender will not require any  copyrights,  patents,  trademarks  or other  intellectual  property  or any licenses or consents to use the same in order to provide such services after the occurrence of an Event of Default.

                2.13. REGULATION 0: No director,  executive officer or principal shareholder of Surety is a director,  executive officer or principal shareholder of Lender. For the purposes hereof the terms "director"  "executive officer" and
"principal   shareholder"  (when  used  with  reference  to  Lender),  have  the respective  meanings  assigned  thereto in  Regulation  0 issued by the Board of
Governors of the Federal Reserve System.

                2.14.   SOLVENCY:   After  giving  effect  to  the  transactions
contemplated under this Agreement,  Surety is solvent,  is able to pay its debts as they become due, and has capital  sufficient to carry on its business and all businesses in which it is about to engage,  and now owns Property having a value both at fair valuation and at present fair salable value greater than the amount required to pay  Surety's  debts.  Surety will not be rendered  insolvent by the execution  and delivery of this  Agreement or by the  transactions  contemplated hereunder.

            3. SURETY'S AFFIRMATIVE COVENANTS.  The Surety covenants as follows, so long as any Obligations remain outstanding:

                3.1.  PAYMENT OF TAXES AND CLAIMS:  Surety shall pay,  before it becomes delinquent,  all taxes,  assessments and governmental charges, or levies imposed  upon it,  or upon  Surety's  Property,  and all  claims or  demands  of materialmen,  mechanics,  carriers,  warehousemen,  landlords and other Persons, entitled to the benefit of statutory or common law Liens which,  in any case, if unpaid,  would result in the  imposition of a Lien upon its Property;  provided, however,  that Surety  shall not be  required  to pay any such tax,  assessment, charge, levy, claim or demand if the amount,  applicability or validity thereof, shall at the time, be contested in good faith and by appropriate  proceedings by
Surety,  and if Surety  shall have set aside on its books  adequate  reserves in respect  thereof,  if so required in accordance  with GAAP;  which  deferment of payment is  permissible  so long as no Lien other than a Permitted Lien has been entered  and  Surety's  title to,  and its right to use,  its  Property  are not materially adversely affected thereby.

                3.2. MAINTENANCE OF PROPERTIES AND CORPORATE EXISTENCE:

                     (a)  PROPERTY-Surety  shall  maintain  its Property in good
condition  (normal  wear  and  tear  excepted)  make  all  necessary   renewals,
replacements,  additions,  betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its Property, and will pay all rentals when due for all real estate leased by Surety.

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                     (b)  PROPERTY  INSURANCE,  PUBLIC  AND  PRODUCTS  LIABILITY
INSURANCE--(i)  Surety  shall  maintain  insurance  on  all  insurable  tangible
Property  against  fire,  flood,  casualty  and such other  hazards  (including, without  limitation,  extended  coverage,  workmen's  compensation,  boiler  and machinery, with inflation coverage by endorsement) and against public liability, product liability and business interruption,  in each case in such amounts, with such  deductibles  and with such insurers as are  customarily  used by companies operating in the same industry as Surety. (ii) Surety further covenants that all insurance premiums owing under its current policies have been paid. Surety shall notify Lender,  immediately,  upon Surety's  receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

                     (c)  CORPORATE  EXISTENCE  AND  RIGHTS-Surety  shall do (or cause to be done) all things  necessary  to preserve  and keep in full force and effect its existence, good standing, rights and franchises.

                     (d) COMPLIANCE WITH LAWS-Surety shall be in compliance with any and all laws, ordinances,  governmental rules and regulations,  and court or administrative orders or decrees to which it is subject,  whether federal, state or local,  (including,  without  limitation,  Environmental  Laws and government procurement  regulations)  and  shall  obtain  any  and all  licenses,  permits, franchises or other  governmental  authorizations  necessary to the ownership of its Property or to the conduct of its businesses,  which violation or failure to obtain  causes or could  reasonably  be  expected  to cause a  Material  Adverse
Effect. Surety shall timely satisfy all assessments,  fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any Governmental Authority against Surety or any Property of Surety.

                3.3.  LITIGATION:  Surety shall give prompt  notice to Lender of any litigation  claiming in excess of Five Hundred Thousand Dollars  ($500,000), or which may otherwise have a Material Adverse Effect.

                3.4.  EMPLOYEE  BENEFIT PLANS:  Employee  Benefit Plans:  Surety
shall (a) fund all of its  Pension  Plan(s) in a manner  that will  satisfy  the minimum funding standards of Section 302 of ERISA, (b) furnish Lender,  promptly upon Lender's request, with copies of all reports or other statements filed with the United States  Department of Labor,  the PBGC or the IRS with respect to all
Pension  Plan(s),  or which  Surety,  or any member of a Controlled  Group,  may receive from the United States  Department of Labor,  the IRS or the PBGC,  with respect to all such  Pension  Plan(s),  and (c)  promptly  advise  Lender of the occurrence of any reportable  event (as defined in Section 4043 of ERISA,  other than a  reportable  event for which the thirty (30) day notice  requirement  has been waived by the PBGC) or prohibited  transaction  (under Section 406 of ERISA or Section 4975 of the Internal  Revenue  Code) with respect to any such Pension
Plan(s)  and the action  which  Surety  proposes to take with  respect  thereto.
Surety will make all  contributions  when due with respect to any multi employer pension plan in which it  participates  and will promptly advise Lender upon (x)
its receipt of notice of the assertion  against Surety of a claim for withdrawal liability, (y) the occurrence of any event which, to the best of Surety's

                                        6

knowledge,  would  trigger the  assertion  of a claim for  withdrawal  liability against  Surety,  and (z) upon the occurrence of any event which, to the best of each Surety's knowledge, would place Surety in a Controlled Group as a result of which any  member  (including  Surety)  thereof  may be  subject  to a claim for withdrawal liability, whether liquidated or contingent.

                3.5. FINANCIAL AND BUSINESS INFORMATION: Surety shall deliver or cause to be delivered to Lender the following:

                     (a) FINANCIAL STATEMENTS AND COLLATERAL  REPORTS-such data, reports,  statements  and  information,  financial or  otherwise,  as Lender may reasonably request, including, without limitation:

                         (i) within  forty-five  (45) days after the end of each
calendar  quarter,  the  income  and cash  flow  statements  of  Surety  and its
Subsidiaries  for such  quarter and for the  expired  portion of the fiscal year ending  with the end of such  quarter,  setting  forth in  comparative  form the corresponding figures for the corresponding periods of the previous fiscal year, and the  balance  sheet of  Surety  and its  Subsidiaries  as at the end of such quarter,  setting forth in comparative form the corresponding  figures as at the end of the corresponding  periods of the previous fiscal year, all in reasonable detail and certified by Surety's chief  financial  officer to have been prepared from the books and records of Surety;

                         (ii) within one hundred twenty (120) days after the end
of each fiscal year of Surety, the income and cash flow statements of Surety and its  Subsidiaries  for such year,  and the balance  sheet of each Surety and its
Subsidiaries  as at the end of such fiscal year,  setting  forth in each case in comparative form the corresponding figures as at the end of and for the previous fiscal year, all in reasonable detail,  including all supporting schedules,  and audited by an  independent  public  accounting  firm  acceptable to Lender,  and unqualifiedly certified to have been prepared in accordance with GAAP;

                     (b)  NOTICE OF EVENT OF DEFAULT -  promptly  upon  becoming aware of the existence of any condition or event which  constitutes  an Event of
Default under this Agreement,  a written notice specifying the nature and period of  existence  thereof and what action  Surety is taking (and  proposes to take)
with respect thereto;

                     (c)  NOTICE OF CLAIMED  DEFAULT - promptly upon  receipt by
Surety,  notice of  default,  oral or  written,  given to  either  Surety by any creditor  for  Indebtedness  for  borrowed  money,  otherwise  holding long term
Indebtedness of Surety in excess of Five Hundred  Thousand  Dollars  ($500,000);
and

                     (d)  SECURITIES  AND  OTHER  REPORTS-if   Surety  shall  be
required to file reports with the Securities and Exchange Commission pursuant to
Section  13(a) or 15(d) of the  Securities  Exchange  Act of 1934,  as  amended, promptly  upon its becoming  available,  one copy of each  financial  statement, report,  notice or proxy  statement  sent by  Surety,  if any,  to  stockholders generally, and, a copy of each regular or periodic report, and any registration

                                        7

statement, or prospectus in respect thereof, filed by Surety with any securities exchange or with federal or state  securities  and exchange  commissions  or any successor agency.

                3.6. AUDITS AND INSPECTION:  Surety shall permit any of Lender's officers or other  representatives  to visit and inspect upon reasonable  notice during  business hours any of the locations of Surety,  to examine and audit all of Surety's books of account,  records, reports and other papers, to make copies and extracts  therefrom  and to discuss its affairs,  finances and accounts with its officers,  employees and  independent  certified  public  accountants all at
Surety's  expense at the standard  rates charged by Lender for such  activities, plus Lender's reasonable outof-pocket expenses.

                3.7.  TAX  RETURNS,  FINANCIAL  STATEMENTS  AND  OTHER  REPORTS:
Promptly after each calendar year (but in any event no later than September 15),
Surety shall promptly furnish, or shall cause to be furnished,  to Lender copies of the annual federal and state income tax returns of Surety for the immediately preceding  year.  Surety further  agrees that, if requested by Lender,  it shall promptly  furnish  Lender with  copies of all  material  reports  filed with any federal, state or local Governmental Authority.

                3.8.  INFORMATION  TO  PARTICIPANT:  Lender  may  divulge to any participant,  assignee or  co-lender  or  prospective  participant,  assignee or co-lender it may obtain in the Loan or any portion thereof, all information, and
furnish  to  such  Person   copies  of  any   reports,   financial   statements,
certificates,  and documents obtained under any provision of this Agreement,  or related agreements and documents.

            4. SURETY'S NEGATIVE COVENANTS.

                Surety covenants as follows,  so long as the Obligations  remain outstanding:

                4.1. MERGER, CONSOLIDATION, DISSOLUTION OR LIQUIDATION:

                     (a) Except as  provided in the  Consolidation  Transaction,
Surety shall not engage in any Asset Sale other than:  (i) Inventory sold in the ordinary course of Surety's business, or (ii) disposition in the ordinary course of business of obsolete or nonworking equipment, which, if reasonably necessary, shall be promptly  replaced by other equipment of comparable or superior quality and value.

                     (b) Except with respect to the  Consolidation  Transaction,
Surety  shall not  merge or  consolidate  with any  other  Person or engage in a division,  conversion,  dissolution  or  liquidation.  Surety  shall give Lender written  notice  of the  completion  of  the  transactions  contemplated  by the
Consolidation  Transaction  promptly  following  completion  thereof and provide
Lender, upon request, with copies of all material agreements related thereto.

                4.2.  ACQUISITIONS:  Except  with  respect to the  Consolidation
Transactions,  Surety shall not acquire all or a material portion of the Capital

                                        8

Stock or assets of any  Person in any  transaction  or in any  series of related transactions or enter into any sale and leaseback transaction.

                4.3.  LIENS AND  ENCUMBRANCES:  Surety shall not: (i) execute or permit to exist a negative pledge  agreement with any Person covering any of its
Property,  or (ii) cause or permit or agree or consent to cause or permit in the future  (upon  the  happening  of a  contingency  or  otherwise),  its  Property
(including, without limitation, the Collateral),  whether now owned or hereafter acquired,  to be  subject  to a Lien  or be  subject  to any  claim  except  for
Permitted Liens.

                4.4.  TRANSACTIONS WITH AFFILIATES OR SUBSIDIARIES:  Except with respect  to the  Consolidation  Transaction,  Surety  shall not  enter  into any
transaction  with  any  Subsidiary  or  other  Affiliate,   including,   without
limitation,  the  purchase,  sale,  or exchange of  Property,  or the loaning or giving of funds to any Affiliate or any Subsidiary  unless:  (i) such Subsidiary or  Affiliate  is engaged in a business  substantially  related to the  business conducted  by  Surety,  and the  transaction  is in the  ordinary  course of and pursuant to the  reasonable  requirements  of Surety's  business  and upon terms substantially  the same and no less  favorable to Surety as it would obtain in a comparable  arm's  length  transaction  with any  Person not an  Affiliate  or a
Subsidiary,  or if not on any arm's length basis then such transaction would not have a Material Adverse Effect,  and in any event so long as such transaction is not  prohibited  hereunder  and any  obligations  incurred by Surety as a result thereof are  subordinated  to the  Obligations  under  agreements  acceptable to
Lender;  or (ii) such  transaction  is intended  for  incidental  administrative purposes.

                4.5.  GUARANTEES:  Excepting  the  endorsement  in the  ordinary course of business of negotiable  instruments for deposit or collection,  Surety shall not become or be liable,  directly or  indirectly,  primary or  secondary,
matured  or   contingent,   in  any  manner,   whether  as  guarantor,   surety,
accommodation  maker, or otherwise,  for the existing or future  Indebtedness of any kind of any Person.

                4.6.  INDEBTEDNESS:  Surety  shall not incur or be liable at any time for any Indebtedness except for Permitted Indebtedness.

                4.7.  LOANS  AND  INVESTMENTS:  Surety  shall  not  make or have outstanding loans,  advances,  extensions of credit or capital contributions to, or investments in, any Person other than Permitted Investments.

                4.8.  USE OF PARTY'S  NAME:  Neither  Party hereto shall use the other party's name in connection  with any of its business  operations.  Nothing herein  contained  is intended to permit or  authorize  either party to make any contract on behalf of the other.

                4.9. MISCELLANEOUS COVENANTS:

                     (a) Surety  shall not become or be a party to any  contract or agreement which at the time of becoming a party to such contract or agreement

                                        9

materially  impairs Surety's  ability to perform under this Agreement,  or under any other  instrument,  agreement  or document to which  Surety is a party or by which it is or may be bound.

                     (b) Surety  shall not carry or purchase  any "margin  stock within the meaning of  Regulations  U, T or X of the Board of  Governors  of the
Federal Reserve System, 12 C.F.R., Chapter II.

                4.10. JURISDICTION OF ORGANIZATION:  Surety shall not change its jurisdiction of organization.

                4.11.  CHANGE  OF  CONTROL:  There  shall  not occur a Change of
Control.

            5. EVENTS OF DEFAULT.

                5.1. Each of the following  events shall  constitute an event of default ("Event of Default"):

                     (a) PAYMENTS - Surety fails to make any monetary payment on the date such payment is due and payable; or

                     (b) PARTICULAR COVENANT DEFAULTS - Surety fails to perform, comply with or observe any covenant or  undertaking  contained in this Agreement
(other than with respect to the covenants contained in Section 3.5 and Section 4 for which no cure period shall exist) and such failure continues for thirty (30)
days after the occurrence thereof; or

                     (c)  FINANCIAL   INFORMATION  -  any   statement,   report,
financial  statement,  or certificate  made or delivered by Surety or any of its officers, employees or agents to Lender is not true and correct, in all material respects, when made; or

                     (d)   WARRANTIES   OR   REPRESENTATIONS   -  any  warranty,
representation  or other  statement  by or on behalf of Surety  contained  in or pursuant to this Agreement or in any document, agreement or instrument furnished in compliance  with,  relating to, or in reference to this Agreement,  is false, erroneous, or misleading in any material respect when made; or

                     (e) AGREEMENTS WITH OTHERS - The holder of any Indebtedness of Surety in excess of Two Hundred Fifty Thousand Dollars ($250,000) accelerates the payment of Surety's obligations, which are the subject thereof, prior to the maturity date or prior to the regularly scheduled date of payment;

                     (f) JUDGMENTS - any final judgment for the payment of money in excess of Seven Hundred Fifty  Thousand  Dollars  ($750,000) in the aggregate
(i) which is not fully and  unconditionally  covered  by  insurance  or (ii) for which Surety has not established a cash or cash  equivalent  reserve in the full amount of such  judgment,  shall be rendered by a court of record against Surety and such judgment shall continue unsatisfied and in effect for a period of

                                       10

thirty (30)  consecutive  days without being vacated,  discharged,  satisfied or bonded pending appeal; or

                     (g) ASSIGNMENT  FOR BENEFIT OF CREDITORS,  ETC. - if Surety
makes or  proposes  in  writing,  an  assignment  for the  benefit of  creditors generally,  offers a composition  or extension to  creditors,  or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by Surety; or

                     (h) BANKRUPTCY,  DISSOLUTION,  ETC. - upon the commencement of any action for the dissolution or liquidation of Surety,  or the commencement of any  proceeding  to avoid any  transaction  entered  into by  Surety,  or the commencement  of any case or proceeding  for  reorganization  or  liquidation of
Surety's debts under the Bankruptcy  Code or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against
Surety;  provided however, that Surety shall have thirty (30) days to obtain the dismissal or discharge of  involuntary  proceedings  filed  against it, it being understood  that during such  thirty (30) day period,  Lender may seek  adequate protection in any bankruptcy proceeding; or

                     (i)  RECEIVER  -  upon  the   appointment  of  a  receiver,
liquidator,  custodian,  trustee or similar  official or fiduciary for Surety or for Surety's Property; or

                     (j) TERMINATION OF BUSINESS - if Surety ceases any material portion of its business operations as presently conducted; or

                     (k) PENSION BENEFITS, ETC. - if Surety fails to comply with
ERISA so that  proceedings  are  commenced  to appoint a trustee  under ERISA to administer Surety's employee plans or the PBGC institutes proceedings to appoint a trustee  to  administer  such  plan(s),  or a Lien is  entered  to secure  any deficiency or claim or a "reportable event" as defined under ERISA occurs; or

                     (1) LOAN  DOCUMENTS - if any breach or default occurs under the Loan Agreement or any of the Loan Documents; or

                     (m) LIENS - if any Lien in favor of Lender  shall  cease to be valid,  enforceable  and  perfected  and prior to all other  Liens other than
Permitted Liens or if Surety or any  Governmental  Authority shall assert any of the foregoing; or

                     (n)  MATERIAL  ADVERSE  EFFECT - if there is any  change in
Surety's financial condition which, in Lender's reasonable opinion, has or would be reasonably likely to have a Material Adverse Effect.

                5.2.  CURE:  Nothing  contained  in this  Agreement  or the Loan
Documents  shall be  deemed  to  compel  Lender to accept a cure of any Event of
Default hereunder.

                5.3. RIGHTS AND REMEDIES ON DEFAULT:  To the extent permitted by law, in addition to all other rights,  options and remedies granted or available to Lender under this Agreement, or otherwise available at law or in equity, upon

                                       11

or at any time after the  occurrence  and during the  continuance of an Event of
Default, Lender may, in its discretion,  declare the Obligations immediately due and  payable,  all without  demand,  notice,  presentment  or protest or further action of any kind (it also being  understood  that the occurrence of any of the events or conditions set forth in Sections 5.1(g),(h) or (i) shall automatically cause an acceleration of the Obligations).

            6. SURETY ACKNOWLEDGEMENTS.

                     (a) The Surety hereby  waives  notice of (i)  acceptance of this  Agreement,  (ii)  the  existence  or  incurring  from  time to time of any
Obligations  guaranteed hereunder,  (iii) the existence of any Event of Default, the making of demand,  nonpayment,  or the taking of any action by Lender, under the Loan Agreement, and (iv) default and demand hereunder.

                     (b) The Surety further acknowledges that the Surety (i) has examined  or had the  opportunity  to examine  the Loan  Agreement  and  related agreements  and (ii)  waives  any  defense  which may exist  resulting  from the
Surety's  failure to receive  or examine at any time the Loan  Documents  or any amendments, supplements, restatements or replacements therefor.

                     (c) The  Surety  acknowledges  that in  entering  into this
Agreement the Surety is not relying upon any statement, representation, warranty or  opinion  of any kind from  Lender  as to the  present  or  future  financial condition,  performance,  assets,  liabilities or prospects of Borrower or as to any other matter.

            7. LENDER ACTIONS. The Surety hereby consents and agrees that Lender may at any time or from time to time in Lender's discretion (a) extend or change the time of payment  and/or change the manner,  place or terms of payment of any or all Obligations, (b) amend, supplement, restate or replace the Loan Agreement or any related  agreements,  (c) renew or extend any  financing now or hereafter reflected by the Loan  Agreement or the  maturity  thereof or increase  (without limit of any kind and  whether  related  or  unrelated)  or  decrease  loans and extensions  of credit to  Borrower,  (d) modify the terms and  conditions  under which  loans and  extensions  of credit  may be made to  Borrower,  (e)  settle, compromise  or grant  releases for  liabilities  of  Borrower,  and/or any other
Person or Persons  liable with  Borrower  for, any  Obligations,  (f)  exchange, compromise,  release or surrender,  or  subordinate  or release any lien on, any property  (including any collections  therefrom or proceeds thereof) of Borrower or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all  payments  and  proceeds of any property of any Person securing  any or all of the  Obligations  received by Lender at any time against the  Obligations in any order as Lender may  determine;  all of the foregoing in such manner and upon such terms as Lender may see fit, and without  notice to or further consent from the Surety,  who hereby agrees to be and shall remain bound upon this Agreement notwithstanding any such action on Lender's part.

                                       12

            8. SCOPE OF GUARANTY.  The  Agreement is an agreement of  suretyship and a guaranty of payment and not of  collection.  The  liability  of the Surety hereunder is absolute,  primary,  unlimited and  unconditional  and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve,  or the lack of prior enforcement of, any rights against any
Person or Persons liable for the Obligations (including Borrower and the Surety)
or in any property,  (b) the invalidity,  unenforceability or voidability of any
Obligations  or any liens or rights in any  property  pledged  by any  Person or
Persons, (c) any delay in making demand upon Borrower or any delay in enforcing, or any failure to enforce,  any rights  against  Borrower or any other Person or
Persons liable for any or all of the  Obligations or in any property  pledged by any Person or Persons,  even if such rights are thereby  lost,  (d) any failure, neglect or  omission on Lender's  part to obtain,  perfect or continue  any lien upon, protect, exercise rights against, or realize on, any property of Borrower, the Surety or any other party  securing the  Obligations,  (e) the  existence or nonexistence of any defenses which may be available to the Borrower with respect to the  Obligations,  (f) the granting of any waiver or  forbearance at any time and for any period with respect to any  performance  by Borrower or any Event(s)
of Default under the Loan  Agreement,  (g) the  commencement  of any bankruptcy, reorganization,  liquidation,  dissolution  or  receivership  proceeding or case filed by or  against  Borrower  or any  Surety  or (h) any  other  fact,  event, condition  or  omission  which may give  rise to a  suretyship  defense.  Surety promises and  undertakes  to make all payments  hereunder  free and clear of any deduction, offset, defense, claim or counterclaim of any kind.

            9.  REINSTATEMENT.  If any or all  payments  or proceeds of property securing  any or all of the  Obligations  made from time to time to Lender  with respect to any obligation  hereby  guaranteed are at any time recovered from, or repaid  by,  Lender  in  whole  or in  part in any  bankruptcy,  reorganization, receivership,  insolvency or similar case or proceeding instituted by or against
Borrower,  this Agreement  shall continue to be fully  applicable to (or, as the case may be,  reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid  payment(s) or proceeds had never been  originally paid to Lender.

            10. CUMULATIVE REMEDIES. All rights and remedies hereunder and under the Loan Documents, and related agreements,  are cumulative and not alternative, and Lender may  proceed in any order  from time to time  against  Borrower,  the
Surety  and/or  any  other  Person  or  Persons  liable  for  any  or all of the
Obligations and their respective assets. Lender shall not have any obligation to proceed at any time or in any manner against,  or exhaust any or all of Lender's rights against, Borrower or any other Person or Persons liable for any or all of the Obligations prior to proceeding against the Surety hereunder.

            11.  SUBROGATION.  Any and all rights of any nature of the Surety to subrogation,  reimbursement or indemnity and any right of the Surety to recourse to any assets or property of, or payment  from,  Borrower or any other Person or
Persons  liable for any or all of the  Obligations  as a result of any  payments
made  or  to  be  made  hereunder  for  any  reason  shall  be   unconditionally
subordinated  to all of Lender's  rights under the Loan Agreement and the Surety shall not at any time  exercise  any of such rights  unless and until all of the

                                       13

Obligations have been unconditionally paid in full. Any payments received by the
Surety in violation of this Section 7 shall be held in trust for and immediately remitted to Lender

            12. LENDER RECORDS. Lender's books and records of any and all of the
Obligations,  absent manifest error,  shall be prima facie evidence  against the
Surety of the indebtedness owing or to become owing to Lender hereunder.

            13.  CONTINUING  SURETY.  The  liability  of the  Surety  under this
Agreement may not be revoked or terminated and this Agreement shall constitute a continuing  surety  obligation with respect to all Obligations from time to time incurred  or arising  and shall  continue in effect  until all  Obligations  are indefeasibly paid and satisfied.

            14.  SETOFF.  The Surety  agrees that  Lender  shall have a right of setoff against any and all property of the Surety now or at any time in Lender's possession,  including without  limitation  deposit  accounts,  and the proceeds thereof, as security for the obligations of the Surety hereunder.

            15.  ACCELERATION.  If an Event of Default  occurs and is continuing under the Loan Agreement,  then all of the Surety's liabilities of every kind or nature to Lender hereunder shall, at Lender's option, become immediately due and payable  and Lender may at any time and from time to time,  at  Lender's  option
(regardless  of whether the liability of Borrower or any other Person or Persons liable for any or all of the  Obligations  has matured or may then be enforced), take any and/or all  actions  and  enforce  all  rights and  remedies  available hereunder or under applicable law to collect the Surety's liabilities hereunder.

            16. ENFORCEMENT TIMING.  Failure or delay in exercising any right or remedy  against  the Surety  hereunder  shall not be deemed a waiver  thereof or preclude the exercise of any other right or remedy  hereunder.  No waiver of any breach of any provision of this Agreement  shall be construed as a waiver of any subsequent breach or of any other provision.

            17.  SUCCESSORS  AND ASSIGNS.  This  Agreement  shall (a) be legally binding upon the Surety, and the Surety's successors and assigns,  provided that the Surety's  obligations  hereunder  may not be  delegated or assigned  without
Lender's  prior  written  consent  and  (b)  benefit  any  and  all of  Lender's successors and assigns.

            18. ENTIRE  AGREEMENT.  This Agreement  embodies the whole agreement and  understanding  of the parties hereto relative to the subject matter hereof.
No  modification or waiver of any provision  hereof shall be enforceable  unless approved by Lender in writing.

                                       14

            19.  GOVERNING  LAW AND  JURY  TRIAL.  THIS  AGREEMENT  SHALL IN ALL
RESPECTS BE INTERPRETED,  CONSTRUED AND GOVERNED BY THE SUBSTANTIVE  LAWS OF THE
STATE OF NEW YORK. THE, SURETY IRREVOCABLY KNOWINGLY AND VOLUNTARILY (I) SUBMITS
TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED  STATES  DISTRICT  COURT FOR THE  SOUTHERN  DISTRICT  OF NEW YORK FOR THE
PURPOSES OF ANY  LITIGATION  OR  PROCEEDING  HEREUNDER OR  CONCERNING  THE TERMS
HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION,
CLAIMS OR PROCEEDING  HEREUNDER OR  CONCERNING  THE TERMS HEREOF OR OTHERWISE IN
CONNECTION WITH THE SURETY'S DEALINGS WITH LENDER.

            20. NOTICES.

                     (a) In any  action  or  proceeding  brought  by  Lender  to enforce the terms  hereof,  the Surety waives  personal  service of the summons, complaint,  and any motion or other process,  and agrees that notice thereof may be served (i) in person,  (ii) by registered or certified  mail,  return receipt requested,  or (iii) by nationally  recognized overnight courier (in the case of
(i) above,  on the date of delivery,  in the case of (ii) above,  on the 3rd day after deposit in the U.S. mail, and in the case of (iii) above,  on the Business
Day following  delivery to the  courier).  Service may be made at the address of the Surety on the signature page hereof or such other address at which Surety is then located.

                     (b) Any and all notices which may be given to the Surety by
Lender  hereunder  shall be sent to the Surety at the  address of the Surety set forth on the signature page hereof (or such other address at which the Surety is then located) and shall be deemed given to and received (on the date  delivered)
by the  Surety  if  sent by  facsimile  transmission  or if  sent in the  manner provided for service of process in paragraph 20(a) above.

            21. MAXIMUM  LIABILITY.  To the extent that applicable law otherwise
would  render  any  of  the   obligations   of  Surety   hereunder   invalid  or
unenforceable,  Surety's  obligations  hereunder shall be limited to the maximum amount which does not result in such invalidity or  unenforceability,  provided, however,  that Surety's  obligations  hereunder shall be presumptively valid and enforceable to their fullest extent in accordance  with the terms hereof,  as if this Section 21 were not a part of this Agreement.

            22.   SEVERABILITY.   The  invalidity  or  unenforceability  of  any
provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                       15

            DATED the date and year first above written.

                                               EMPIRE RESORTS, INC.

                                               By: /s/ Thomas W. Aro
                                                   ---------------------
                                               Name:  Thomas W. Aro
                                               Title: Executive Vice President
                                                      and Secretary
                                               Address:  c/o Monticello Raceway
                                                         Route 17B
                                                         Monticello, NY

                      (SIGNATURE PAGE TO SURETY AGREEMENT)

                                       S-1